STATEMENT OF ADDITIONAL INFORMATION

October 27, 2011

as revised, January 4, 2012

VERTICAL CAPITAL INCOME FUND

Principal Executive Offices

450 Wireless Boulevard, Hauppauge, NY 11788

1-866-277-VCIF

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the amended preliminary prospectus of Vertical Capital Income Fund, dated October 27, 2011 (the "Prospectus"), as it may be supplemented from time to time.  The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI).  Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before purchasing the Fund's securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund's securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-866-277-VCIF or by visiting www.VerticalUS.com.  Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund's filings with the SEC also are available to the public on the SEC's Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

TABLE OF CONTENTS

General Information and History	2
Investment Objective and Policies	2
Management of the Fund	22
Codes of Ethics	27
Proxy Voting Policies and Procedures	27
Control Persons and Principal Holders	28
Investment Advisory and Other Services	28
Portfolio Managers	30
Allocation of Brokerage	31
Tax Status	32
Other Information	36
Independent Registered Public Accounting Firm	37
Financial Statements	38
Appendix A	A-1

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GENERAL INFORMATION AND HISTORY

The Fund is a newly organized, continuously offered, diversified, closed-end management investment company that is operated as an interval fund (the "Fund" or the "Trust").  The Fund was organized as a Delaware statutory trust on April 8, 2011 and has no operating history.  The Fund's principal office is located at c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY  11788, and its telephone number is 1-866-277-VCIF. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to seek income.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.  The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any).  The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities.  The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

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(4) Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry, except the mortgage-related industry, as defined in the Fund's prospectus.  This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5) Purchase or sell real estate or interests in real estate.  This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

(6) Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, including notes secured by real estate, which may be considered loans; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities.  Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

In addition, the Fund has adopted a fundamental policy that

(8) The Fund will make quarterly repurchases offers for no less than for 5% of the shares outstanding at net asset value ("NAV") less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

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Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in securities secured by real estate.  No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.  The Fund's investment adviser is Vertical Capital Asset Management, LLC (the "Adviser").  The Adviser is responsible for allocating the Fund's assets among various securities using its investment strategies, subject to policies adopted by the Fund's Board of Trustees.  Additional information regarding the types of securities and financial instruments is set forth below.

Non-Performing Notes Issued By Individual Borrowers Secured By Residential Real Estate

The Fund invests substantially all its assets in groups or packages of loans secured by real estate.  However, the Adviser expects that up to approximately 10% of the loans in the group or package may be in default or considered by the Adviser to be non-performing.  Non-performing notes are not current on payments and are considered by the Adviser to be seriously delinquent (at least 120 days overdue).  In selecting these notes, the Adviser focuses on rehabilitating a borrower's delinquency and resuming payments primarily by renegotiating note terms to lower interest and/or principal payments so that a borrower can resume payments on its note.  The Adviser also gives greater weight to the liquidation value of residential real estate collateral than when selecting performing notes.

When evaluating a borrower's ability to resume payments, the Adviser uses a proprietary underwriting model that will take into account the following factors, but may also take into consideration others:

•

Borrower payment history including delinquencies and defaults

•

Security's interest rate and principal balance

•

Borrower total debt service load

•

Alternative sources of repayment such as liquid assets

•

Title search of property to assure clear title by borrower

When evaluating residential real estate collateral's potential liquidation value the Adviser uses a proprietary collateral valuation underwriting model that will take into account the following factors, but may also take into consideration others:

•

Current property value as established by an independent broker's price opinion

•

State laws pertaining to mortgages in that domicile

•

Local real estate trends around the respective property

•

Potential environmental remediation costs at site

•

Estimated foreclosure value for the property

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Non-performing notes are subject to the investment risks associated with performing notes (See "Risk Factors" on page 11 of the Fund's Prospectus), but are especially sensitive to residential real estate collateral recovery values and are considered illiquid.  Non-performing notes require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such a note.  Even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such a note, replacement "take-out" financing will not be available. It is possible that the Adviser may find it necessary or desirable to foreclose.

Notes Issued By Commercial Real Estate-Related Issuers Secured By Commercial Real Estate

The Adviser may invest up to 10% of the Fund's assets in notes secured by commercial real estate.  The Adviser selects securities by evaluating the issuer's credit quality and the potential liquidation value of the commercial real estate collateral securing the issuer's debt obligation.  When evaluating credit quality the Adviser uses a proprietary underwriting model that will take into account the following factors, but may also take into consideration others:

Commercial Issuers

•

Issuer payment history including delinquencies and defaults

•

Issuer credit report

•

Security's interest rate

•

Issuer total debt service load and total fixed costs

•

Tenant quality and lease roll-over

•

Local market competition

•

Projected vacancy rate

•

Title search of property to assure clear title by issuer

When evaluating residential real estate collateral's potential liquidation value the Adviser uses a proprietary collateral valuation underwriting model that may take into account the following factors, but may also take into consideration others:

•

Current property value as established by an independent broker's price opinion

•

State laws pertaining to mortgages in that domicile

•

Local real estate trends around the respective property

•

Potential environmental remediation costs at site

•

Estimated foreclosure value for the property

Even though the Adviser re-evaluates each issuer's ability to pay, it nonetheless anticipates a significant likelihood of default by issuers because of difficult-to-predict economic events.  The Adviser expects to resolve or forestall defaults primarily by renegotiating note terms to lower interest and/or principal payments so that an issuer

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can resume payments on its note.  The Adviser also may enter into an agreement with the issuer and a third party to sell the property to the third party for less than the principal balance on the note while forgiving any unpaid principal that remains after receiving the proceeds from the sale (commonly referred to as a short-sale).  The Adviser may also foreclose upon the property and seek to recover via sale of the property.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties.  Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties.  Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties.  The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties.  Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties.  The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers.  Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases

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a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties.  The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues.  Certain commercial real estate issuers may engage in the development or construction of real estate properties. These issuers are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance.  Certain commercial real estate issuers may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund's investment performance.

Dependence on Tenants.  The value of commercial real estate issuers' properties and the ability to repay their notes depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of commercial real estate issuers may adversely affect their tenants' ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to repay their notes.

Financial Leverage.  Commercial real estate issuers may be highly leveraged and financial covenants may affect the ability of these issuers to operate effectively.

Environmental Issues.  In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a commercial real estate issuer may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and

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liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such issuer and, as a result, the amount available to make interest or principal payments to the Fund could be reduced.

Current Conditions.  The decline in the broader credit markets in recent years related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding and commercial real estate market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult environment for owners of real estate in the near term and investors should be aware that the general risks of investing in securities secured by real estate may be magnified.

Recent instability in the United States, Europe and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to continue to finance real estate developments and projects or refinance completed projects.

For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce the Fund's investment opportunities.

Certain Legal Aspects of Notes Secured by Real Estate

Each of the Fund's mortgage-related notes will be secured by a deed of trust, mortgage, security agreement, or legal title.  The deed of trust and mortgage are the most commonly used real property security devices. A deed of trust formally has three parties: (1) a debtor, referred to as the "trustor," (2) a third party referred to as the "trustee" and (3) the lender/creditor, referred to as the "beneficiary." The trustor irrevocably grants the property until the debt is paid, "in trust, with power of sale" to the trustee to secure payment of the obligation.  The trustee's authority is governed by law, the express provisions of the deed of trust and the directions of the beneficiary. The Fund will be the beneficiary under all deeds of trust securing Fund investments. In a mortgage note, there are only two parties, the mortgagor (commonly referred to as the borrower) and the mortgagee (commonly referred to as the investor).  State law

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determines how a mortgage is foreclosed. The process usually requires a judicial process.

Foreclosure

Deed of Trust

Some states have a statute known as the "one form of action" rule, which requires the beneficiary of a deed of trust to exhaust the security under the deed of trust (i.e., foreclose on the property) before any personal action may be brought against the note-issuing borrower.  There are two methods of foreclosing a deed of trust.

(1) Foreclosure of a deed of trust is accomplished in most cases by a non-judicial trustee's sale under the power of sale provision in the deed of trust.  Prior to such sale, the trustee must record a notice of default and send a copy to the trustor and to any person who has recorded a request for a copy of a notice of default, and to the successor in interest to the trustor and to the beneficiary of any junior deed of trust. The trustor or any person having a junior lien or encumbrance of record may, during a three month reinstatement period, cure the default by paying the entire amount of the debt then due, plus costs and expenses actually incurred in enforcing the obligation and statutorily limited attorneys' and trustee's fees. Thereafter, a notice of sale must be posted in a public place and published for a specified amount of time. A copy of the notice of sale must be posted on the property, and sent to the trustee, to each person who has requested a copy, to any successor in interest to the trustor and to the beneficiary of any junior deed of trust for a period of time before the sale. Generally, following the sale, neither the debtor/trustor nor a junior lien has any right of redemption, and the beneficiary may not obtain a deficiency judgment against the trustor.

(2) A judicial foreclosure (in which the beneficiary's purpose is usually to obtain a deficiency judgment where otherwise unavailable) is subject to most of the delays and expenses of other lawsuits, sometimes requiring up to several years to complete. Following a judicial foreclosure sale, the trustor or his or her successors in interest may redeem for a period of one year (or a period of only three months if the entire amount of the debt is bid at the foreclosure sale), and until the trustor redeems, foreclosed junior lienholder may redeem during successive redemption periods of sixty (60) days following the previous redemption, but in no event later than one year after the judicial foreclosure sale. The Fund generally will not pursue a judicial foreclosure to obtain a deficiency judgment, except where, in the sole discretion of the Adviser, such a remedy is warranted in light of the time and expense involved.

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Mortgage

Notes owned by the Fund secured by mortgages will be foreclosed in compliance with the laws of the state where the residential real property collateral is located.  Foreclosure statutes vary from state to state. A mortgage is a legal document in which the owner uses the title to residential or commercial property as security for a loan described in a promissory note. The mortgage must be signed by the owner (borrower/mortgagor), acknowledged before a notary public, and recorded with the County Recorder or Recorder of Deeds. If the owner fails to make payments on the promissory note then the lender can foreclose on the mortgage to force a sale of the real property and receive the proceeds, or receive the property itself at a public sheriff's sale.  Generally, the foreclosure process varies somewhat from state to state, and depends primarily on whether the state uses mortgages or deeds of trust for the purchase of real property.  Overall, states that use mortgages conduct judicial foreclosures; states that use deeds of trust conduct non-judicial foreclosures. The principal difference between the two is that the judicial procedure requires court action on a foreclosed home.

To foreclose in accordance with the judicial procedure, a lender must prove that the mortgagor (borrower/property owner) is in default. Once the lender has exhausted its attempts to resolve the default with the homeowner, the next step is to contact an attorney to pursue court action. The attorney contacts the mortgagor to try to resolve the default. If the mortgagor is unable to pay off the default, the attorney files a lis pendens (lawsuit pending) with the court. The lis pendens gives notice to the public that a pending action has been filed against the mortgagor. The purpose of the action is to provide evidence of a default and get the court’s approval to initiate foreclosure.  Before the property is sold, the mortgagor must be noticed and offered an opportunity to pay all delinquent payments and costs of foreclosure to save the property. In some states the property can be redeemed by such payment even after foreclosure. When the mortgage is paid in full, the lender is required to execute a "satisfaction of mortgage" (sometimes called a "discharge of mortgage") and record it to clear the title to the property.

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Additional Information Regarding Foreclosures and Related Issues

Redemption

After a foreclosure sale pursuant to a mortgage, the borrower and foreclosed junior lien holders may have a statutory period in which to redeem the property from the foreclosure sale. Redemption may be limited to where the mortgagee receives payment of all or the entire principal balance of the loan, accrued interest and expenses of foreclosure. The statutory right of redemption diminishes the ability of the note holder to sell the foreclosed property. The right of redemption may defeat the title of any purchaser at a foreclosure sale or any purchaser from the note holder subsequent to a foreclosure sale. One remedy the Fund may have is to avoid a post-sale redemption by waiving the Fund's right to a deficiency judgment. Consequently, as noted above, the practical effect of the redemption right is often to force the note holder to retain the property and pay the expenses of ownership until the redemption period has run.

Anti-Deficiency Legislation

The Fund may acquire interests in mortgage notes which limit the Fund's recourse to foreclosure upon the security property, with no recourse against the borrower's other assets.  Even if recourse is available pursuant to the terms of the mortgage note against the borrower's assets in addition to the mortgaged property, the Fund may confront statutory prohibitions which impose prohibitions against or limitations on this recourse. For example, the right of the mortgagee to obtain a deficiency judgment against the borrower may be precluded following foreclosure. A deficiency judgment is a personal judgment against the former note-issuing borrower equal in most cases to the difference between the net amount realized upon the public sale of the security (the real estate) and the amount due to the note holder. Other statutes require the mortgagee to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full note before bringing a personal action against the borrower. The Fund may elect, or be deemed to have elected, between exercising the Fund's remedies with respect to the security (the real estate) or the deficiency balance. The practical effect of this election requirement is that note holders will usually proceed first against the security (the real estate) rather than bringing personal action against the note-issuing borrower. Other statutory provisions limit any deficiency judgment against the former note-issuing borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale.

In some jurisdictions, the Fund can pursue a deficiency judgment against the note-issuing borrower or a guarantor if the value of the property securing the note is insufficient to pay back the debt owed to the Fund. In other jurisdictions, however, if the Fund desires to seek a judgment in court against the note-issuing borrower for the deficiency balance, the Fund may be required to seek judicial foreclosure and/or have other security from the note-issuing borrower. The Fund would expect this to be a more prolonged procedure, and is subject to most of the delays and expenses that affect other lawsuits.

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Special Considerations in Connection with Junior Encumbrances

In addition to the general considerations concerning trust deeds discussed above, there are certain additional considerations applicable to second and more junior deeds of trust ("junior encumbrances").  By its very nature, a junior encumbrance is less secure than a more senior lien. If a senior lienholder forecloses on its note, unless the amount of the bid exceeds the senior encumbrances, the junior lienholder will receive nothing.  Because of the limited notice and attention given to foreclosure sales, it is possible for a junior lienholder to be "sold out," receiving nothing from the foreclosure sale. By virtue of anti-deficiency legislation, discussed above, a junior lienholder may be totally precluded from any further remedies.

Accordingly, a junior lienholder (such as the Fund in some cases) may find that the only method of protecting its security interest in the property is to take over all obligations of the trustor with respect to senior encumbrances while the junior lienholder commences its own foreclosure, making adequate arrangements either to (i) find a purchaser for the property at a price which will recoup the junior lienholder's interest, or (ii) to pay off the senior encumbrances so that the junior lienholder's encumbrance achieves first priority. Either alternative may require the Fund to make substantial cash expenditures to protect its interest.

The Fund may also acquire wrap-around mortgage notes (sometimes called "all-inclusive"), which are junior encumbrances to which all the considerations discussed above will apply.  A wrap-around note is created when the borrower desires to refinance his or her property but does not wish to retire the existing indebtedness for any reason, e.g., a favorable interest rate or a large prepayment penalty. A wrap-around note will have a principal amount equal to the outstanding principal balance of the existing secured obligations plus the amount actually to be advanced by the Fund.  The note-issuing borrower will then make all payments directly to the Fund, and the Fund in turn will pay the holder of the senior encumbrance. The actual yield to the Fund under a wrap-around mortgage note will likely exceed the stated interest rate on the underlying senior obligation, since the full principal amount of the wrap-around note will not actually be advanced by the Fund. The law requires that the Fund will be notified when any senior lienholder initiates foreclosure.

If the borrower defaults solely upon his or her debt to the Fund while continuing to perform with regard to the senior lien, the Fund (as junior lienholder) will foreclose upon its security interest in the manner discussed above in connection with deeds of trust generally. Upon foreclosure by a junior lien, the property remains subject to all liens senior to the foreclosed lien. Thus, were the Fund to purchase the security property at its own foreclosure sale, it would acquire the property subject to all senior encumbrances. The standard form of deed of trust used by most institutional investors, like the one that will be used by the Fund, confers on the beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the deed of trust in such order as the beneficiary may determine.  Thus, in the event improvements on the property are

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damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the beneficiary under the underlying first deed of trust will have the prior right to collect any insurance proceeds payable under a hazards insurance policy and any award of damages in connection with the condemnation, and to apply the same to the indebtedness secured by the first deed of trust before any such proceeds are applied to repay the Fund's note.  The amount of such proceeds may be insufficient to pay the balance due to the Fund, while the note-issuing borrower  may fail or refuse to make further payments on the damaged or condemned property, leaving the Fund with no feasible means to obtain payment of the balance due under its junior deed of trust.  In addition, the note-issuing borrower may have a right to require the note buyer to allow the note-issuing borrower to use the proceeds of such insurance for restoration of the insured property.

Environmental

The Fund's security property may be subject to potential environmental risks.  Of particular concern may be those security properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental risks may give rise to a diminution in value of the security property or liability for clean-up costs or other remedial actions. This liability could exceed the value of the real property or the principal balance of the related mortgage note. For this reason, the Fund may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

Under the laws of certain states, an owner's failure to perform remedial actions required under environmental laws may give rise to a lien on mortgaged property to ensure the reimbursement of remedial costs. In some states this lien has priority over the lien of an existing mortgage against the real property. Because the costs of remedial action could be substantial, the value of a mortgaged property as collateral for a mortgage note could be adversely affected by the existence of an environmental condition giving rise to a lien.

The state of law is currently unclear as to whether and under what circumstances clean-up costs, or the obligation to take remedial actions, can be imposed on a secured investor. If an investor does become liable for cleanup costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but these persons or entities may be bankrupt or otherwise judgment-proof. Furthermore, an action against the note-issuing borrower may be adversely affected by the limitations on recourse in the loan documents.

"Due-on-Sale" Clauses

The notes and deeds of trust held by the Fund, like those of many investors, contain "due-on-sale" clauses permitting the Fund to accelerate the maturity of a note if the note-issuing borrower sells, conveys or transfers all or any portion of the property, but may or may not contain "due-on-encumbrance" clauses which would permit the

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same action if the borrower further encumbers the property (i.e., executes further deeds of trust).  The enforceability of these types of clauses has been the subject of several major court decisions and legislation in recent years.

(1)

Due-on-Sale. Federal law now provides that, notwithstanding any contrary pre-existing state law, due-on-sale clauses contained in mortgage note documents are enforceable in accordance with their terms after October 15, 1985. On the other hand, acquisition of a property by the Fund by foreclosure on one of its notes may also constitute a "sale" of the property, and would entitle a senior lienholder to accelerate against the Fund.  This would be likely to occur if then prevailing interest rates were substantially higher than the rate provided for under the accelerated note. In that event, the Fund may be compelled to sell or refinance the property within a short period of time, notwithstanding that it may not be an opportune time to do so.

(2)

Due-on-Encumbrance. With respect to mortgage notes on residential property containing four or less units, federal law prohibits acceleration of the note merely by reason of the further encumbering of the property (e.g., execution of a junior deed of trust). This prohibition does not apply to mortgage notes on other types of property. Although many of the Fund's junior lien mortgage notes will be on properties that qualify for the protection afforded by federal law, some notes will be secured by small apartment buildings or commercial properties.  Junior lien mortgage notes held by the Fund may trigger acceleration of senior obligations on properties if the senior obligations contain due-on-encumbrance clauses, although both the number of such instances and the actual likelihood of acceleration is anticipated to be minor. Failure of a note-issuing borrower to pay off the senior obligation would be an event of default and subject the Fund (as junior lienholder) to the risks attendant thereto.  It will not be customary practice of the Fund to invest in notes secured by non-residential property where the senior encumbrance contains a due-on-encumbrance clause.

Prepayment Charges

Some notes acquired by the Fund may provide for certain prepayment charges to be imposed on the note-issuing borrower in the event of certain early payments on the note. The Adviser reserves the right at its business judgment to waive collection of prepayment penalties. Typically, notes secured by mortgages or deeds of trust encumbering single family, owner-occupied, dwellings may be prepaid at any time, regardless of whether the note or deed of trust so provides, but prepayment made in any twelve (12) month period during the first five years of the term of the note which exceed twenty percent (20%) of the unpaid balance of the note may be subject to a prepayment charge.  The law limits the prepayment charge on such notes to an amount equal to six months' advance interest on the amount prepaid in excess of the permitted twenty percent (20%), or interest to maturity, whichever is less.

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Bankruptcy Laws

If a borrower files for protection under the federal bankruptcy statutes, the Fund will be initially barred from taking any foreclosure action on its real property security by an "automatic stay order" that goes into effect upon the borrower's filing of a bankruptcy petition.  Thereafter, the Fund would be required to incur the time, delay and expense of filing a motion with the bankruptcy court for permission to foreclose on the real property security ("relief from the automatic stay order"). Such permission is granted only in limited circumstances. If permission is denied, the Fund will likely be unable to foreclose on its security for the duration of the bankruptcy, which could be a period of years.  During such delay, the borrower may or may not be required to pay current interest on the note. The Fund would therefore lack the cash flow it anticipated from the note, and the total indebtedness secured by the security property would increase by the amount of the defaulted payments, perhaps reaching a total that would exceed the market value of the property.

In addition, bankruptcy courts have broad powers to permit a sale of the real property free of the Fund's lien, to compel the Fund to accept an amount less than the balance due under the note and to permit the borrower to repay over a term which may be substantially longer than the original term of the note.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public's perception of the

15

creditworthiness of the borrower and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Repurchases and Transfers of Shares

Repurchase Offers

The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly repurchase offers (the "Repurchase Offer Policy"). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements).  The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline (as defined below) or the next business day if the 14th day is not a business day.  The Fund's Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval.  The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

Repurchase Offer Policy Summary of Terms

1.

The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.

The repurchase offers will be made in March, June, September and December of each year.

3.

The Fund must receive repurchase requests submitted by shareholders in response to the Fund's repurchase offer within 30 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the "Repurchase Request Deadline").

4.

The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the "Repurchase Pricing Date") is 14 calendar days (or the next business day if the fourteenth day is not a business day).

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The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares.  The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.  The repurchase fee may not exceed 2% of the proceeds.  However, the Fund does not currently charge a repurchase fee.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.  The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures:  All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount:  Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the "Repurchase Offer Amount").  The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification:  Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification") providing the following information:

1.

A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.

Any fees applicable to such repurchase, if any;

3.

The Repurchase Offer Amount;

4.

The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the "Repurchase Payment Deadline");

5.

The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.

The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.

The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.

The circumstances in which the Fund may suspend or postpone a repurchase offer;

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9.

The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.

The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners:  Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests:  Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline.  The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount:  If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis.  This policy, however, does not prohibit the Fund from:

1.

Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.

Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

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Suspension or Postponement of Repurchase Offers:  The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.

If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code");

2.

If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.

For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.

For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value:  The Fund's current net asset value per share, NAV, shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees.  Currently, the Board has determined that the Fund's NAV shall be determined daily following the close of the New York Stock Exchange.  The Fund's NAV need not be calculated on:

1.

Days on which changes in the value of the Fund's portfolio securities will not materially affect the current NAV of the shares;

2.

Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.

Customary national, local, and regional business holidays described or listed in the Prospectus.

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Liquidity Requirements:  From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount (the "Liquidity Amount") shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline.  This requirement means that individual assets must be salable under these circumstances.  It does not require that the entire Liquidity Amount must be salable.  In the event that the Fund's assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy:  The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund's investment adviser, but shall continue to be responsible for monitoring the investment adviser's performance of its duties and the composition of the portfolio.  Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.

In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)

The frequency of trades and quotes for the security.

(b)

The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)

Dealer undertakings to make a market in the security.

(d)

The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)

The size of the Fund's holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.

If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio.  The investment adviser should report the basis for its determination to retain a security at the next Board of Trustees meeting.

3.

The Board of Trustees shall review the overall composition and liquidity of the Fund's portfolio on a quarterly basis.

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4.

These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure:  The Fund's registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure:  The Fund shall include in its annual report to shareholders the following:

1.

Disclosure of its fundamental policy regarding periodic repurchase offers.

2.

Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.

the number of repurchase offers,

b.

the repurchase offer amount and the amount tendered in each repurchase offer, and

c.

the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in this section.

Advertising:  The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.  The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

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MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of six individuals, two of whom are "interested persons" (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust's distributor.  Four of the Trustees are not "interested persons" ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. A. Bayard Closser, who has served as the Chairman of the Board and President since the Trust was organized in 2011.  Mr. Closser is an "interested person" as defined in the Investment Company Act of 1940, as amended, by virtue of his position as President of the Trust.  The Board of Trustees is comprised of Mr. Closser and five other Trustees, four of whom are not an interested person of the Trust ("Independent Trustees").  The Independent Trustees have not selected a Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman/President together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

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Board Risk Oversight

The Board of Trustees is comprised of Mr. Closser, one other interested person Trustee and four Independent Trustees with a standing independent Audit Committee with a separate chair.  The Audit Committee is composed of only Independent Trustees.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Closser has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of experience in the investment management and brokerage business.  Mr. Closser also holds a Bachelor of Science degree in Business Administration from the University of Nebraska.  Robert J. Boulware has over 20 years of business experience in the financial services industry including executive positions with ING Funds Distributor, LLC, Bank of America and Wesav Financial Corporation.  Mr. Boulware also holds a Bachelor of Science degree in Business Administration from Northern Arizona University.  Mr. Boulware serves as a member of another investment company board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to a multiple-fund mutual fund complex.  T. Neil Bathon has over 20 years of business experience in the financial services industry including executive positions with financial; research and consulting firms.  Mr. Bathon also holds a Master of Business Administration degree from DePaul University and a Bachelors of Business Administration degree from Marquette University.  Mr. Bathon also served as a member of another investment company board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to a multiple-fund mutual fund complex.  Mark J. Schlafly has over 20 years of business experience in the financial services industry with a focus on brokerage firms including A.G. Edwards and LPL Financial Corporation.  Mr. Schlafly also holds a Bachelors of Science degree in Finance from Saint Louis University.  Jeffrey F. O'Donnell has over 20 years of business experience in the medical services industry including executive positions with research and development firms.  Mr. O'Donnell also holds a Bachelor of Science degree from the LaSalle University School of Business.  He also served for over 10 years as a Director of a publicly-traded medical product firm specializing in treatments for aortic disorders.

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Mr. O'Donnell is well versed in the nature regulatory frameworks under which companies must operate based on his years of service to various companies subject to multiple levels of regulation. Christopher R. Chase has over 20 years of business experience in the brokerage, asset management and real estate fields.  Since 1978, Mr. Chase has held executive positions in various firms specializing in all aspects of residential/commercial real estate financing and development, including American Liberty Financial Corp, Donnelly Chase Financial, Mason-McDuffie Financial Corporation, Lomas Financial, and Cushman & Wakefield.  Mr. Chase also holds a Bachelor of Science Degree in Psychology with a minor in Real Estate Finance from the University of Southern California.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 450 Wireless Boulevard, Hauppauge, NY  11788.

Independent Trustees

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Robert J. Boulware 1956	Trustee Since August 2011	Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present.	1	Trustee, Met Investors Series Trust (70 portfolios), March 2008 to present; Director, Gainsco Inc. (auto insurance) May 2005 to present
Mark J. Schlafly 1961	Trustee Since August 2011	President and Chief Executive Officer, FSC Securities Corporation, July 2008 to April 2011; Senior Vice President, LPL Financial Corporation, July 2006 to July 2008.	1	None
T. Neil Bathon 1961	Trustee Since August 2011	Managing Partner, FUSE Research Network, LLC, Aug. 2008 to present; Managing Director, PMR Associates LLC, July 2006 to Present; Financial Research Corp, Oct. 1987 to May 2006.	1	Financial Investors Variable Insurance Trust (5 portfolios), Jan. 2007 to Feb. 2010
Jeffrey F. O'Donnell 1960	Trustee Since August 2011	Executive Chairman of the Board, NB Therapeutics, April 2011 to present; Chairman of the Board and Chief Executive Officer, Embrella Cardiovascular, Inc., July 2009 to March 2011; President, Photomedex, Inc. Jan, 2000 to July 2009.	1	Director, Endologix, Inc.

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Interested Trustees, Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
A. Bayard Closser *** 1960	Trustee, Chairman of Board of Trustees, President, each since August 2011	President, Vertical Capital Markets Group, LLC (broker-dealer holding company), Sept. 2010 to present; President, M & C Adventures (fitness and cycling), Feb. 2008 to present; Executive Vice President, ING Funds Distributor, LLC (and successor affiliated entities), Dec. 1998 to Feb. 2009.	1	None
Christopher R. Chase *** 1953	Trustee Since August 2011	Managing Member, Vertical Capital Asset Management, LLC, July 2011 to present; Managing Member, Vertical Recovery Management, LLC (asset management), Oct. 2008 to present; Managing Member, Vertical Capital Markets Group, LLC (broker-dealer holding company), Oct. 2008 to present; President, Vertical Fund Group, Inc. (investment holding company), Aug. 2007 to present; President, Chase Pacific Capital Advisors (commercial real estate mortgage brokerage), 1996 to present.	1	None
Gustavo A. Altuzarra 1959	Treasurer Since August 2011

Managing Member, Vertical Capital Asset Management, LLC, July 2011 to present; Managing Member, Vertical Recovery Management, LLC (asset management), Oct. 2008 to present; Principal and Secondary Marketing Officer, Vertical Financial Group, Inc. (mortgage brokerage), July 2004 to present.

			n/a	n/a
Harris Cohen 1981	Assistant Treasurer Since August 2011	Manager of Fund Administration, Gemini Fund Services, LLC, Nov. 2004 to present.	n/a	n/a
James Ash 1976	Secretary Since August 2011

Director of Legal Administration, Gemini Fund Services, LLC, Jan. 2010 to present; Assistant Vice President of Legal Administration, Gemini Fund Services, LLC, June 2008 to Dec. 2009.  Law Clerk, Oct. 2005 to May 2008.

			n/a	n/a

Emile R. Molineaux 1962	Chief Compliance Officer and Anti-Money Laundering Officer Since August 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003).	n/a	n/a

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term "Fund Complex" refers to the Vertical Capital Income Fund.

*** Mr. Closser is an interested Trustee because he is also an officer (President) of the Fund.  Mr. Chase is an interested Trustee because he owns a controlling (co-controlling 50%) interest in the Fund's investment adviser.

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Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees, each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As of the date of this SAI, the Audit Committee held 1 meeting.

Trustee Ownership

The following table indicates the dollar range of equity securities that any Trustee beneficially owned in the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Christopher R. Chase	$10,001 to $50,000	$10,001 to $50,000

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.  None of the executive officers receive compensation from the Trust.

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The table below details the amount of compensation the Trustees are expected to receive from the Trust during the fiscal period ended December 31, 2011.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Robert J. Boulware	$5,000	None	None	$5,000
Mark J. Schlafly	$5,000	None	None	$5,000
T. Neil Bathon	$5,000	None	None	$5,000
Jeffrey F. O'Donnell	$2,500	None	None	$2,500
A. Bayard Closser	None	None	None	None
Christopher R. Chase	None	None	None	None

CODES OF ETHICS

Each of the Fund, the Adviser and the Trust's distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the "Ethics Codes").  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons").  The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

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Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund's principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund's or its shareholder's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting.  A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-866-277-VCIF; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling toll-free at 1-866-277-VCIF and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A control person may be able to determine the outcome of a matter put to a shareholder vote.  As of the date of this prospectus, the Fund could be deemed to be under the control of Christopher Chase, who had voting authority with respect to approximately 50% of the value of the outstanding interests in the Fund on such date, and Gus and Kelly Altuzarra who, jointing, had voting authority with respect to approximately 50% of the value of the outstanding interests in the Fund on such date.  However, it is expected that once the Fund commences investment operations and its shares are sold to the public that control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.  As of the date of this Statement of Additional Information, other than the shareholders identified above, no shareholders of record owned 5% or more of the outstanding shares of the Fund.  As of the date of this SAI, the Trustees and officers owned 100% of the shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Vertical Capital Asset Management, LLC, located at 7700 Irvine Center Drive, Suite 150, Irvine, California 92618, serves as the Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a California limited liability company formed in 2011 for the purpose of advising funds.  The Adviser is jointly controlled by Gus Altuzarra and Christopher Chase, each of whom own 50% of the Adviser's interests.

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Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund's service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.25% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent that they exceed 1.85% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until October 31, 2012, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  After October 31, 2012, the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.  If the Expense Limitation is not renewed after October 31, 2012, expenses could be higher than 1.85%.

Conflicts of Interest

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Set out below are practices that the Adviser follows.

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Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGERS

Mr. Altuzarra, Managing Partner of the Adviser, and Mr. Chase, Managing Partner of the Adviser, are the Fund's co-portfolio managers. Each share primary responsibility for management of the Fund's investment portfolio and have served the Fund in this capacity since it commenced operations in 2011.  Mr. Altuzarra and Mr. Chase are each compensated through their share of the profits, if any, of the Adviser.  Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  As of the date of this SAI, Mr. Altuzarra and Mr. Chase each owned $1 to $50,000 of Fund shares.

As of September 27, 2011, Mr. Altuzarra was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$61,617,793	2	$48,958,399
Other Accounts	0	$0	0	$0

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As of September 27, 2011, Mr. Chase was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$61,617,793	2	$48,958,399
Other Accounts	0	$0	0	$0

Distributor

Northern Lights Distributors, LLC (the "Distributor"), located at 4020 South 147th Street, Omaha, NE  68137, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

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Affiliated Party Brokerage

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.  Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made monthly and net capital gain will be made at least annually.  Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

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To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

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Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

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Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

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Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights.  Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

Northern Lights Compliance Services, LLC ("NLCS"), located at 450 Wireless Boulevard, Hauppauge, NY 11788 provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between NLCS and the Fund.

Administrator

Gemini Fund Services, LLC ("GFS"), located at 450 Wireless Boulevard, Hauppauge, NY 11788 serves as the Fund's administrator, fund accountant and transfer agent pursuant to a fund services agreement between GFS and the Fund.

Legal Counsel

Thompson Hine LLP, 41 South High Street, 17th floor, Columbus, Ohio 43215, acts as legal counsel to the Fund.

Custodian

Union Bank, N.A. (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency

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or omnibus customer account of such custodian. The Custodian's principal business address is 350 California Street, 6th Floor San Francisco, California  94104.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.  BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA  19103.

37

FINANCIAL STATEMENTS

Vertical Capital income Fund

Financial Statements

SEPTEMBER 28, 2011

VERTICAL CAPITAL INCOME Fund

STATEMENT OF ASSETS AND LIABILITIES

September 28, 2011

ASSETS

Cash

                                                                                                                        $100,000

Deferred Offering Costs                                                                                                   58,563

   Total Assets                                                                                                                     158,563

LIABILITIES

     Payable for Offering Costs                                                                                            58,563

             Total Liabilities                                                                                                       58,563

NET ASSETS                                                                                                                  $100,000

At September 28, 2011 the components of net assets were as follows:

Paid in Capital                                                                                                                  $100,000

Shares of beneficial interest outstanding,

10,000,000 shares authorized without par value                                                                 10,000

Net asset value per share                                                                                                    $10.00

38

Maximum offering price per share ($10.00/.955)                                                                 $10.47

Sees notes to financial statements.

VERTICAL CAPITAL INCOME Fund

STATEMENT OF OPERATIONS

September 28, 2011

EXPENSES

     Organizational expenses

                                                                                             $26,472

Less:  Reimbursement from advisor                                                                             (26,472)

NET EXPENSES                                                                                                      $   -

Sees notes to financial statements.

VERTICAL CAPITAL INCOME Fund

NOTES TO FINANCIAL STATEMENTS

September 28, 2011

(1)

ORGANIZATION

Vertical Capital Income Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company.  The Fund engages in a continuous offering of shares and operates as an interval fund that will offer to make quarterly repurchases of shares at net asset value.  The Fund’s Investment Advisor is Vertical Recovery Management, LLC (the “Advisor”).

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The investment objective of the Fund is to seek income.  The Fund pursues its investment objective by investing primarily in interest income-producing debt securities secured by residential real estate.

The Trust was formed as a statutory trust on April 8, 2011 under the laws of the State of Delaware.   The Fund had no operations from that date to September 28, 2011, other than those relating to organizational matters and the registration of its shares under applicable securities laws.  The President of the Advisor purchased the initial shares at $10.00 per share on September 28, 2011.

The Fund shares are offered subject to a maximum sales charge of 4.50% of the offering price.

(2)

SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The following is a summary of significant accounting policies used in preparing the financial statements.

Organizational and Offering Costs

All costs incurred by the Fund in connection with its organization and offering have been paid by the Advisor and will be subject to recoupment as described in Note 3.  Organizational costs were charged to expenses as incurred.  Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12 month period using the straight line method.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

40

VERTICAL CAPITAL INCOME Fund

NOTES TO FINANCIAL STATEMENTS (continued)

September 28, 2011

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, a Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

 (3)   INVESTMENT ADVISORY

As compensation for its services, the Fund pays to the Advisor a monthly advisory fee at an annual rate of 1.25% of its average daily net assets.

The Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until June 30, 2012 to ensure that Net Annual Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses such as litigation) will not exceed 1.85% of the Fund’s average daily net assets.  The Agreement will allow the Advisor to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratios fall below the above indicated expense limitations.  The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation.   Under such agreement, the Advisor can only recover such amounts for a period of up to three years.

(4)   DISTRIBUTION AGREEMENT

The Fund has adopted a “Shareholder Services Plan” under which the Fund pays a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed shares of the Fund.  Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

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APPENDIX A

Vertical Capital Asset Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Summary of Proxy Policies and Procedures

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Vertical Capital Asset Management, LLC (hereinafter, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

A-1

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

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